Included Within: Consolidated Operational Highlights; Consolidated Statement of Operations; Consolidated Segment Results; Tim Hortons Segment Results; Burger King Segment Results; Popeyes Segment Results; Firehouse Segment Results; International Segment Results; Home Market and International Operational Metrics; Reconciliation of Income from Operations to AOI, Segment G&A to G&A, Net Income to Adjusted EBITDA; Reconsolidation of Net Income to Adjusted Net Income and Adjusted Diluted EPS; Net Leverage, Reconciliation of Free Cash Flow and Net Interest Paid; Reconcilation of Organic Revenue and Adj. EBITDA Growth; Non-GAAP Definitions New Segment Disclosure Trending Schedules January 2024 EXHIBIT 99.2

Consolidated Operational Highlights

Unaudited

	3 Months Ending				Year-End	3 Months Ending				Year-End	3 Months Ending		
	3/31/21	6/30/21	9/30/21	12/31/21	12/31/21	3/31/22	6/30/22	9/30/22	12/31/22	12/31/22	3/31/23	6/30/23	9/30/23
System-wide Sales Growth													
TH	(6.3%)	30.0%	9.2%	11.5%	10.4%	10.0%	14.8%	11.1%	10.5%	11.7%	16.1%	12.1%	8.1%
BK	4.8%	13.4%	(2.0%)	1.5%	4.2%	0.7%	0.2%	4.6%	5.5%	2.8%	8.5%	8.1%	6.4%
PLK	6.7%	6.3%	1.5%	4.8%	4.8%	1.2%	6.4%	8.1%	6.5%	5.6%	9.6%	9.9%	11.2%
FHS	-	-	-	-	-	-	-	-	-	-	8.7%	5.1%	6.7%
INTL	0.1%	72.5%	27.4%	29.9%	28.9%	33.8%	28.2%	24.2%	18.5%	25.6%	21.6%	21.5%	15.6%
Consolidated	**1.4%**	**31.9%**	**10.8%**	**13.8%**	**13.8%**	**13.5%**	**13.3%**	**13.4%**	**11.4%**	**12.9%**	**14.7%**	**14.0%**	**10.9%**
System-Wide Sales (in US$ millions)													
TH	$1,325	$1,576	$1,698	$1,644	$6,243	$1,457	$1,746	$1,828	$1,701	$6,732	$1,596	$1,872	$1,929
BK	2,463	2,733	2,648	2,631	10,475	2,481	2,734	2,764	2,768	10,747	2,684	2,949	2,938
PLK	1,249	1,286	1,276	1,275	5,086	1,259	1,359	1,369	1,351	5,338	1,374	1,488	1,520
FHS	-	-	-	-	-	272	292	289	301	1,154	289	303	304
INTL	2,859	3,311	3,756	3,765	13,691	3,389	3,636	3,862	3,813	14,700	3,889	4,334	4,532
Consolidated	**$7,896**	**$8,906**	**$9,378**	**$9,315**	**$35,495**	**$8,858**	**$9,767**	**$10,112**	**$9,934**	**$38,671**	**$9,832**	**$10,946**	**$11,223**
Comparable Sales													
TH	(2.4%)	27.5%	8.9%	10.4%	10.6%	8.6%	12.5%	10.2%	10.1%	10.4%	14.9%	11.8%	7.6%
BK	6.6%	13.0%	(1.4%)	1.9%	4.8%	(0.3%)	0.5%	3.9%	5.0%	2.3%	8.7%	8.3%	6.6%
PLK	1.5%	(1.9%)	(4.6%)	(2.2%)	(1.9%)	(4.7%)	(0.4%)	1.1%	1.7%	(0.6%)	3.6%	4.4%	5.6%
FHS	-	-	-	-	-	-	-	-	-	-	6.2%	2.2%	3.5%
INTL	(4.8%)	25.9%	17.1%	20.0%	14.2%	20.1%	17.3%	14.9%	10.5%	15.4%	12.6%	12.0%	7.7%
Consolidated	**0.3%**	**16.5%**	**6.5%**	**9.3%**	**7.9%**	**7.4%**	**8.2%**	**8.6%**	**7.5%**	**7.9%**	**10.3%**	**9.6%**	**7.0%**
Net Restaurant Growth													
TH	(1.8%)	(1.5%)	(1.0%)	0.5%	0.5%	(0.1%)	(0.4%)	(0.8%)	(1.1%)	(1.1%)	(0.9%)	(0.8%)	(0.4%)
BK	(2.6%)	(2.0%)	(1.4%)	0.7%	0.7%	0.2%	(0.2%)	(0.1%)	(0.6%)	(0.6%)	(1.3%)	(1.8%)	(2.4%)
PLK	6.2%	6.7%	6.3%	6.4%	6.4%	6.6%	6.5%	6.9%	6.7%	6.7%	6.3%	5.6%	5.3%
FHS	-	-	-	-	-	-	-	-	2.4%	2.4%	2.2%	2.0%	2.5%
INTL	1.4%	3.1%	5.1%	7.8%	7.8%	8.1%	7.8%	7.3%	9.1%	9.1%	8.9%	9.2%	9.5%
Consolidated	**0.2%**	**1.3%**	**2.4%**	**4.5%**	**4.5%**	**4.3%**	**4.0%**	**3.9%**	**4.4%**	**4.4%**	**4.2%**	**4.1%**	**4.2%**
System Restaurant Count at Period End													
TH	4,551	4,556	4,556	4,571	4,571	4,547	4,537	4,521	4,519	4,519	4,507	4,501	4,502
BK	7,403	7,405	7,407	7,433	7,433	7,415	7,388	7,401	7,389	7,389	7,317	7,258	7,224
PLK	2,878	2,927	2,958	3,031	3,031	3,068	3,118	3,162	3,235	3,235	3,260	3,294	3,329
FHS	-	-	-	1,213	1,213	1,219	1,233	1,234	1,242	1,242	1,233	1,244	1,251
INTL	12,341	12,515	12,746	13,208	13,208	12,507	12,651	12,830	13,517	13,517	13,639	13,828	14,069
Consolidated	**27,173**	**27,403**	**27,667**	**29,456**	**29,456**	**28,756**	**28,927**	**29,148**	**29,902**	**29,902**	**29,956**	**30,125**	**30,375**

Note: Consolidated results include BK Russia from 1/1/21 to 12/31/21. Beginning 1/1/22, consolidated results exclude BK Russia, with the exception of 2 months of royalties in the first quarter of 2022. Consolidated SWS growth, NRG and comparable sales do not include the results of FHS (which was acquired 12/15/21) for Q1'21-Q3'22.

Page 2

Consolidated Statement of Operations

Audited, $ in millions (nominal)

	3 Months Ending				Year-End	3 Months Ending				Year-End	3 Months Ending		
	3/31/21	6/30/21	9/30/21	12/31/21	12/31/21	3/31/22	6/30/22	9/30/22	12/31/22	12/31/22	3/31/23	6/30/23	9/30/23
Sales	$507	$590	$621	$660	$2,378	$609	$708	$759	$743	$2,819	$668	$744	$771
Franchise and Property Revenues	548	612	635	648	2,443	615	676	698	672	2,661	668	742	753
Advertising Revenues and Other Services	205	236	239	238	918	227	255	269	274	1,025	254	289	313
Total Revenues	$1,260	$1,438	$1,495	$1,546	$5,739	$1,451	$1,639	$1,726	$1,689	$6,505	$1,590	$1,775	$1,837
Cost of Sales	$401	$467	$490	$532	$1,890	$494	$584	$615	$619	$2,312	$550	$612	$630
Franchise and Property Expenses	116	121	121	131	489	130	125	137	126	518	123	130	119
Advertising Expenses and Other Services	237	243	245	261	986	247	259	276	295	1,077	271	312	326
General and Adminstrative Expenses ("G&A")	104	108	115	157	484	133	146	156	196	631	175	163	169
(Income) Loss from Equity Method Investments ("EMIs")	2	3	7	(8)	4	13	9	8	14	44	7	11	1
Other Operating Expenses (Income), Net	(42)	8	(16)	57	7	(16)	(25)	(27)	93	25	17	(7)	10
Total Operating Costs and Expenses	$818	$950	$962	$1,130	$3,860	$1,001	$1,098	$1,165	$1,343	$4,607	$1,143	$1,221	$1,255
Income from Operations	$442	$488	$533	$416	$1,879	$450	$541	$561	$346	$1,898	$447	$554	$582
Interest Expense, Net	124	126	128	127	505	127	129	133	144	533	142	145	143
Loss on Early Extinguishment of Debt	-	-	11	-	11	-	-	-	-	-	-	-	16
Income Before Income Taxes	318	362	394	289	1,363	323	412	428	202	1,365	305	409	423
Income Tax Expense (Benefit)	47	(29)	65	27	110	53	66	(102)	(134)	(117)	28	58	59
Net Income	$271	$391	$329	$262	$1,253	$270	$346	$530	$336	$1,482	$277	$351	$364
Net Income Attributable to Noncontrolling Interests	92	132	108	83	415	87	110	170	107	474	88	110	112
Net Income Attributable to Common Shareholders	$179	$259	$221	$179	$838	$183	$236	$360	$229	$1,008	$189	$241	$252
Earnings per Common Share:													
Basic	$0.59	$0.84	$0.71	$0.57	$2.71	$0.59	$0.77	$1.18	$0.75	$3.28	$0.61	$0.77	$0.80
Diluted	$0.58	$0.84	$0.70	$0.57	$2.69	$0.59	$0.76	$1.17	$0.74	$3.25	$0.61	$0.77	$0.79
Weighted Average Shares Outstanding (mms):													
Basic	306	307	311	313	310	309	308	306	306	307	309	312	314
Diluted	465	466	465	462	464	458	455	454	455	455	456	458	459

Note: No change to previously reported results. Consolidated results include BK Russia from 1/1/21 to 12/31/21. Beginning 1/1/22, consolidated results exclude BK Russia, with the exception of 2 months of royalties in the first quarter of 2022.

Page 3

Selected Consolidated Results
Unaudited, $ in millions (nominal)

	3 Months Ending				Year-End	3 Months Ending				Year-End	3 Months Ending		
	3/31/21	6/30/21	9/30/21	12/31/21	12/31/21	3/31/22	6/30/22	9/30/22	12/31/22	12/31/22	3/31/23	6/30/23	9/30/23
System-wide Sales Growth	1.4%	31.9%	10.8%	13.8%	13.8%	13.5%	13.3%	13.4%	11.4%	12.9%	14.7%	14.0%	10.9%
System-wide Sales	$7,896	$8,906	$9,378	$9,315	$35,495	$8,858	$9,767	$10,112	$9,934	$38,671	$9,832	$10,946	$11,223
Comparable Sales	0.3%	16.5%	6.5%	9.3%	7.9%	7.4%	8.2%	8.6%	7.5%	7.9%	10.3%	9.6%	7.0%
Net Restaurant Growth	0.2%	1.3%	2.4%	4.5%	4.5%	4.3%	4.0%	3.9%	4.4%	4.4%	4.2%	4.1%	4.2%
System Restaurant Count at Period End	27,173	27,403	27,667	29,456	29,456	28,756	28,927	29,148	29,902	29,902	29,956	30,125	30,375
Segment P&L													
Sales	$507	$590	$621	$660	$2,378	$609	$708	$759	$743	$2,819	$668	$744	$771
Franchise and Property Revenues	548	612	635	648	$2,443	615	676	698	672	$2,661	668	742	753
Advertising Revenues and Other Services	205	236	239	238	918	227	255	269	274	1,025	254	289	313
Total Revenues	**$1,260**	**$1,438**	**$1,495**	**$1,546**	**$5,739**	**$1,451**	**$1,639**	**$1,726**	**$1,689**	**$6,505**	**$1,590**	**$1,775**	**$1,837**
Cost of Sales	401	467	490	532	1,890	494	584	615	619	2,312	550	612	630
Franchise and Property Expenses	116	121	121	131	489	130	125	137	126	518	123	130	119
Advertising Expenses and Other Services	237	243	245	261	986	247	259	276	295	1,077	271	312	326
Segment G&A	103	105	111	131	450	129	136	141	155	561	151	156	164
Add Backs:													
Franchise Agreement Amortization	8	8	8	8	32	8	8	8	8	32	8	8	7
Cash Distributions Received from EMIs	3	3	3	12	21	3	3	5	3	14	3	3	4
AOI	**$413**	**$514**	**$540**	**$510**	**$1,977**	**$462**	**$546**	**$570**	**$506**	**$2,084**	**$505**	**$577**	**$609**
Share-based compensation and non-cash incentive compensation expense ("SBC")	26	20	25	31	102	27	32	34	43	136	45	47	49
Segment Depreciation and Amortization	41	43	42	43	169	41	40	38	39	158	38	41	40
Adjusted EBITDA	**$480**	**$577**	**$607**	**$584**	**$2,248**	**$530**	**$618**	**$642**	**$588**	**$2,378**	**$588**	**$665**	**$698**
Organic Growth YoY	*5.2%*	*51.8%*	*5.1%*	*15.3%*	*17.1%*	*9.2%*	*8.7%*	*8.3%*	*4.0%*	*7.5%*	*15.6%*	*10.3%*	*9.3%*
Disaggregation of Total Revenues													
Sales	$507	$590	$621	$660	$2,378	$609	$708	$759	$743	$2,819	$668	$744	$771
Royalties	346	391	412	412	1,561	403	438	451	445	1,737	442	491	503
Property Revenues	182	203	206	202	793	188	209	214	202	813	196	220	221
Franchise Fees and Other Revenue	20	18	17	34	89	24	29	33	25	111	30	31	29
Advertising Revenues and Other Services	205	236	239	238	918	227	255	269	274	1,025	254	289	313
Total Revenues	**$1,260**	**$1,438**	**$1,495**	**$1,546**	**$5,739**	**$1,451**	**$1,639**	**$1,726**	**$1,689**	**$6,505**	**$1,590**	**$1,775**	**$1,837**
Organic Growth YoY	*(0.5%)*	*28.3%*	*8.5%*	*11.8%*	*11.5%*	*13.5%*	*15.1%*	*16.5%*	*12.8%*	*14.5%*	*13.9%*	*11.4%*	*7.6%*

Note: Consolidated results include BK Russia from 1/1/21 to 12/31/21. Beginning 1/1/22, consolidated results exclude BK Russia, with the exception of 2 months of royalties in the first quarter of 2022. Consolidated SWS growth, NRG and comparable sales do not include results of FHS (which was acquired 12/15/21) for Q1'21-Q3'22.

Page 4

Tim Hortons ("TH") Segment Results

Unaudited, $ in millions (nominal)

	3 Months Ending				Year-End	3 Months Ending				Year-End	3 Months Ending		
	3/31/21	6/30/21	9/30/21	12/31/21	12/31/21	3/31/22	6/30/22	9/30/22	12/31/22	12/31/22	3/31/23	6/30/23	9/30/23
System-wide Sales Growth	(6.3%)	30.0%	9.2%	11.5%	10.4%	10.0%	14.8%	11.1%	10.5%	11.7%	16.1%	12.1%	8.1%
System-wide Sales	$1,325	$1,576	$1,698	$1,644	$6,243	$1,457	$1,746	$1,828	$1,701	$6,732	$1,596	$1,872	$1,929
Comparable Sales	(2.4%)	27.5%	8.9%	10.4%	10.6%	8.6%	12.5%	10.2%	10.1%	10.4%	14.9%	11.8%	7.6%
Net Restaurant Growth	(1.8%)	(1.5%)	(1.0%)	0.5%	0.5%	(0.1%)	(0.4%)	(0.8%)	(1.1%)	(1.1%)	(0.9%)	(0.8%)	(0.4%)
System Restaurant Count at Period End	4,551	4,556	4,556	4,571	4,571	4,547	4,537	4,521	4,519	4,519	4,507	4,501	4,502
Segment P&L													
Sales	$473	$556	$592	$628	$2,249	$566	$661	$710	$694	$2,631	$618	$688	$718
Franchise and Property Revenues	188	216	227	222	853	201	233	245	225	905	213	247	253
Advertising Revenues and Other Services	47	56	63	63	229	57	69	72	68	266	62	73	82
Total Revenues	**$708**	**$828**	**$882**	**$913**	**$3,331**	**$825**	**$963**	**$1,026**	**$987**	**$3,801**	**$893**	**$1,008**	**$1,052**
Cost of Sales	370	434	462	499	1,765	453	537	568	573	2,131	505	562	582
Franchise and Property Expenses	81	85	84	86	336	81	84	87	80	332	79	85	80
Advertising Expenses and Other Services	62	68	68	80	277	68	71	74	69	282	65	78	84
Segment G&A	30	30	32	41	133	35	38	36	42	151	37	41	43
Add Backs:													
Franchise Agreement Amortization	2	2	2	2	8	2	2	2	2	7	2	2	2
Cash Distributions Received from EMIs	3	3	4	8	17	3	3	5	2	13	3	3	4
AOI	**$171**	**$216**	**$242**	**$216**	**$845**	**$193**	**$237**	**$269**	**$226**	**$925**	**$212**	**$246**	**$269**
SBC	8	6	8	10	32	8	9	9	11	37	12	13	13
Segment Depreciation and Amortization	30	31	30	32	123	29	27	26	26	108	25	26	25
Adjusted EBITDA	**$209**	**$253**	**$279**	**$258**	**$999**	**$230**	**$273**	**$304**	**$263**	**$1,070**	**$248**	**$285**	**$307**
Disaggregation of Total Revenues													
Sales	$473	$556	$592	$628	$2,249	$566	$661	$710	$694	$2,631	$618	$688	$718
Royalties	59	70	75	74	278	65	79	82	76	302	71	84	87
Property Revenues	124	141	148	143	556	130	149	154	144	577	137	158	161
Franchise Fees and Other Revenue	5	5	5	5	19	6	5	9	5	26	6	5	5
Advertising Revenues and Other Services	47	56	63	63	229	57	69	72	68	266	62	73	82
Total Revenues	**$708**	**$828**	**$882**	**$913**	**$3,331**	**$825**	**$963**	**$1,026**	**$987**	**$3,801**	**$893**	**$1,008**	**$1,052**
Average Exchange Rate (CAD)	*0.7897*	*0.8144*	*0.7939*	*0.7938*	*0.7980*	*0.7895*	*0.7835*	*0.7658*	*0.7368*	*0.7689*	*0.7398*	*0.7447*	*0.7456*
% Change YoY	-	-	-	-	-	*(0.0%)*	*(3.8%)*	*(3.5%)*	*(7.2%)*	*(3.6%)*	*(6.3%)*	*(4.9%)*	*(2.6%)*

Note: Includes results from Tim Hortons in Canada and the U.S. Amounts may not recalculate due to rounding. 2021 Advertising Expenses and Other Services included our C$80 million support behind the TH Canada advertising fund.

Page 5

Burger King ("BK") Segment Results

Unaudited, $ in millions (nominal)

	3 Months Ending				Year-End	3 Months Ending				Year-End	3 Months Ending		
	3/31/21	6/30/21	9/30/21	12/31/21	12/31/21	3/31/22	6/30/22	9/30/22	12/31/22	12/31/22	3/31/23	6/30/23	9/30/23
System-wide Sales Growth	4.8%	13.4%	(2.0%)	1.5%	4.2%	0.7%	0.2%	4.6%	5.5%	2.8%	8.5%	8.1%	6.4%
System-wide Sales	$2,463	$2,733	$2,648	$2,631	$10,475	$2,481	$2,734	$2,764	$2,768	$10,747	$2,684	$2,949	$2,938
Comparable Sales	6.6%	13.0%	(1.4%)	1.9%	4.8%	(0.3%)	0.5%	3.9%	5.0%	2.3%	8.7%	8.3%	6.6%
Net Restaurant Growth	(2.6%)	(2.0%)	(1.4%)	0.7%	0.7%	0.2%	(0.2%)	(0.1%)	(0.6%)	(0.6%)	(1.3%)	(1.8%)	(2.4%)
System Restaurant Count at Period End	7,403	7,405	7,407	7,433	7,433	7,415	7,388	7,401	7,389	7,389	7,317	7,258	7,224
Segment P&L													
Sales	$16	$17	$16	$15	$64	$16	$17	$19	$18	$70	$19	$24	$21
Franchise and Property Revenues	160	173	167	173	674	160	174	180	174	688	172	186	183
Advertising Revenues and Other Services	95	110	108	106	419	99	110	111	117	438	106	117	124
Total Revenues	**$271**	**$300**	**$291**	**$295**	**$1,156**	**$275**	**$301**	**$309**	**$310**	**$1,196**	**$297**	**$327**	**$329**
Cost of Sales	16	17	16	17	66	17	19	19	19	74	17	22	20
Franchise and Property Expenses	32	34	33	38	137	34	34	40	37	144	36	32	32
Advertising Expenses and Other Services	110	104	108	111	433	107	111	117	134	467	117	131	131
Segment G&A	25	27	26	32	110	27	29	33	37	126	34	35	37
Add Backs:													
Franchise Agreement Amortization	3	3	3	3	11	3	3	3	3	11	3	3	3
Cash Distributions Received from EMIs	-	-	-	-	-	-	-	-	-	-	-	-	-
AOI	**$90**	**$121**	**$110**	**$100**	**$421**	**$94**	**$112**	**$103**	**$87**	**$396**	**$96**	**$110**	**$111**
SBC	7	5	7	7	25	5	7	8	10	30	10	10	11
Segment Depreciation and Amortization	8	8	8	9	33	8	8	8	9	34	9	9	9
Adjusted EBITDA	**$105**	**$134**	**$125**	**$116**	**$480**	**$107**	**$128**	**$119**	**$105**	**$459**	**$115**	**$129**	**$131**
Disaggregation of Total Revenues													
Sales	$16	$17	$16	$15	$64	$16	$17	$19	$18	$70	$19	$24	$21
Royalties	102	113	110	110	435	103	115	116	116	450	113	125	124
Property Revenues	54	57	55	56	221	54	56	57	54	222	55	57	57
Franchise Fees and Other Revenue	5	2	2	8	17	3	3	7	4	16	3	4	3
Advertising Revenues and Other Services	95	110	108	106	419	99	110	111	117	438	106	117	124
Total Revenues	**$271**	**$300**	**$291**	**$295**	**$1,156**	**$275**	**$301**	**$309**	**$310**	**$1,196**	**$297**	**$327**	**$329**
Supplemental Information													
Fuel the Flame Investment (Included in Advertising Expenses and Other Services)				-	-	-	-	-	$13	$13	$7	$12	$2

Note: Includes results from Burger King in the U.S. and Canada. Amounts may not recalculate due to rounding. Fuel the Flame investment includes both Marketing and Digital investments.

Page 6

Popeyes Louisiana Kitchen ("PLK") Segment Results

Unaudited, $ in millions (nominal)

	3 Months Ending				Year-End	3 Months Ending				Year-End	3 Months Ending		
	3/31/21	6/30/21	9/30/21	12/31/21	12/31/21	3/31/22	6/30/22	9/30/22	12/31/22	12/31/22	3/31/23	6/30/23	9/30/23
System-wide Sales Growth	6.7%	6.3%	1.5%	4.8%	4.8%	1.2%	6.4%	8.1%	6.5%	5.6%	9.6%	9.9%	11.2%
System-wide Sales	$1,249	$1,286	$1,276	$1,275	$5,086	$1,259	$1,359	$1,369	$1,351	$5,338	$1,374	$1,488	$1,520
Comparable Sales	1.5%	(1.9%)	(4.6%)	(2.2%)	(1.9%)	(4.7%)	(0.4%)	1.1%	1.7%	(0.6%)	3.6%	4.4%	5.6%
Net Restaurant Growth	6.2%	6.7%	6.3%	6.4%	6.4%	6.6%	6.5%	6.9%	6.7%	6.7%	6.3%	5.6%	5.3%
System Restaurant Count at Period End	2,878	2,927	2,958	3,031	3,031	3,068	3,118	3,162	3,235	3,235	3,260	3,294	3,329
Segment P&L													
Sales	$18	$17	$13	$16	$64	$17	$20	$21	$20	$78	$21	$22	$22
Franchise and Property Revenues	65	67	67	66	265	66	75	72	72	284	73	82	80
Advertising Revenues and Other Services	56	59	58	57	230	59	63	64	70	256	66	69	75
Total Revenues	**$138**	**$143**	**$139**	**$139**	**$559**	**$142**	**$158**	**$157**	**$162**	**$619**	**$159**	**$173**	**$177**
Cost of Sales	15	16	12	15	58	16	19	19	18	72	19	20	20
Franchise and Property Expenses	2	2	2	2	8	2	5	2	2	11	2	6	2
Advertising Expenses and Other Services	57	60	59	58	233	60	64	65	71	261	67	70	77
Segment G&A	15	15	16	18	64	17	17	18	20	72	21	22	21
Add Backs:													
Franchise Agreement Amortization	1	1	1	1	2	1	1	1	1	2	1	1	1
Cash Distributions Received from EMIs	–	–	–	–	–	–	–	–	–	–	–	–	–
AOI	**$50**	**$52**	**$50**	**$46**	**$198**	**$47**	**$54**	**$52**	**$52**	**$205**	**$51**	**$56**	**$58**
SBC	4	3	3	4	14	4	5	5	6	20	6	7	6
Segment Depreciation and Amortization	2	2	2	2	7	2	2	2	2	8	2	2	2
Adjusted EBITDA	**$55**	**$57**	**$55**	**$52**	**$219**	**$53**	**$60**	**$59**	**$60**	**$232**	**$59**	**$65**	**$67**
Disaggregation of Total Revenues													
Sales	$18	$17	$13	$16	$64	$17	$20	$21	$20	$78	$21	$22	$22
Royalties	61	63	62	61	247	62	67	67	67	263	68	73	75
Property Revenues	3	4	3	3	13	3	3	3	3	12	3	3	3
Franchise Fees and Other Revenue	1	1	1	2	5	1	5	1	2	8	1	5	2
Advertising Revenues and Other Services	56	59	58	57	230	59	63	64	70	256	66	69	75
Total Revenues	**$138**	**$143**	**$139**	**$139**	**$559**	**$142**	**$158**	**$157**	**$162**	**$619**	**$159**	**$173**	**$177**

Note: Includes results from Popeyes in the U.S. and Canada. Amounts may not recalculate due to rounding.

Page 7

Firehouse Subs ("FHS") Segment Results

Unaudited, $ in millions (nominal)

	3 Months Ending				Year-End	3 Months Ending				Year-End	3 Months Ending		
	3/31/21	6/30/21	9/30/21	12/31/21	12/31/21	3/31/22	6/30/22	9/30/22	12/31/22	12/31/22	3/31/23	6/30/23	9/30/23
System-wide Sales Growth	27.0%	37.9%	19.3%	18.1%	25.1%	7.4%	2.2%	3.8%	3.9%	4.2%	8.7%	5.1%	6.7%
System-wide Sales	$254	$286	$278	$273	$1,091	$272	$292	$289	$301	$1,154	$289	$303	$304
Comparable Sales	24.2%	31.2%	14.9%	14.7%	20.9%	4.2%	(1.4%)	0.0%	0.4%	0.6%	6.2%	2.2%	3.5%
Net Restaurant Growth	1.7%	2.5%	2.0%	1.6%	1.6%	1.8%	2.5%	2.5%	2.4%	2.4%	2.2%	2.0%	2.5%
System Restaurant Count at Period End	1,198	1,203	1,204	1,213	1,213	1,219	1,233	1,234	1,242	1,242	1,233	1,244	1,251
Segment P&L													
Sales	–	–	–	$1	$1	$10	$10	$9	$11	$40	$10	$10	$10
Franchise and Property Revenues	–	–	–	4	4	20	22	21	22	85	23	24	27
Advertising Revenues and Other Services	–	–	–	0	0	1	1	8	3	13	4	14	15
Total Revenues	–	–	–	$5	$5	$31	$33	$38	$36	$138	$37	$48	$51
Cost of Sales	–	–	–	1	1	8	9	9	9	35	8	9	8
Franchise and Property Expenses	–	–	–	1	1	2	2	2	1	7	2	2	4
Advertising Expenses and Other Services	–	–	–	0	0	0	1	7	4	12	5	14	15
Segment G&A	–	–	–	1	1	12	13	14	13	52	13	13	14
Add Backs:													
Franchise Agreement Amortization	–	–	–	–	–	–	1	0	0	1	0	0	0
Cash Distributions Received from EMIs	–	–	–	–	–	–	–	–	–	–	–	–	–
AOI	–	–	–	$2	$2	$8	$8	$9	$8	$33	$9	$11	$10
SBC	–	–	–	0	0	1	2	2	3	8	3	4	4
Segment Depreciation and Amortization	–	–	–	0	0	1	1	1	1	3	1	1	1
Adjusted EBITDA	–	–	–	$2	$2	$10	$11	$11	$12	$44	$13	$15	$15
Disaggregation of Total Revenues													
Sales	–	–	–	$1	$1	$10	$10	$9	$11	$40	$10	$10	$10
Royalties	–	–	–	2	2	16	17	16	18	66	17	18	17
Property Revenues	–	–	–	–	–	–	–	–	–	–	–	–	–
Franchise Fees and Other Revenue	–	–	–	2	2	5	5	5	5	19	6	6	9
Advertising Revenues and Other Services	–	–	–	0	0	1	1	8	3	13	4	14	15
Total Revenues	–	–	–	$5	$5	$31	$33	$38	$36	$138	$37	$48	$51

Note: FHS figures from 1/1/21 through 12/14/21 are shown for informational purposes only. Includes results from the U.S. and Canada. Amounts may not recalculate due to rounding.

Page 8

International ("INTL") Segment Results

Unaudited, $ in millions (nominal)

	3 Months Ending				Year-End	3 Months Ending				Year-End	3 Months Ending		
	3/31/21	6/30/21	9/30/21	12/31/21	12/31/21	3/31/22	6/30/22	9/30/22	12/31/22	12/31/22	3/31/23	6/30/23	9/30/23
System-wide Sales Growth	0.1%	72.5%	27.4%	29.9%	28.9%	33.8%	28.2%	24.2%	18.5%	25.6%	21.6%	21.5%	15.6%
System-wide Sales	$2,859	$3,311	$3,756	$3,765	$13,691	$3,389	$3,636	$3,862	$3,813	$14,700	$3,889	$4,334	$4,532
Comparable Sales	(4.8%)	25.9%	17.1%	20.0%	14.2%	20.1%	17.3%	14.9%	10.5%	15.4%	12.6%	12.0%	7.7%
Net Restaurant Growth	1.4%	3.1%	5.1%	7.8%	7.8%	8.1%	7.8%	7.3%	9.1%	9.1%	8.9%	9.2%	9.5%
System Restaurant Count at Period End	12,341	12,515	12,746	13,208	13,208	12,507	12,651	12,830	13,517	13,517	13,639	13,828	14,069
Segment P&L													
Sales	-	-	-	-	-	-	-	-	-	-	-	-	-
Franchise and Property Revenues	134	156	173	183	647	167	172	182	178	699	187	203	210
Advertising Revenues and Other Services	8	11	11	12	41	11	12	13	15	51	16	16	18
Total Revenues	**$142**	**$166**	**$184**	**$195**	**$688**	**$178**	**$183**	**$195**	**$194**	**$750**	**$203**	**$219**	**$228**
Cost of Sales	-	-	-	-	-	-	-	-	-	-	-	-	-
Franchise and Property Expenses	1	0	1	5	7	11	0	6	6	24	5	5	1
Advertising Expenses and Other Services	8	11	11	13	43	11	12	14	16	54	18	18	20
Segment G&A	33	33	37	39	142	38	39	40	43	160	46	45	49
Add Backs:													
Franchise Agreement Amortization	3	3	3	3	11	3	3	3	3	10	3	3	3
Cash Distributions Received from EMIs	-	-	-	4	4	-	-	-	1	1	-	-	-
AOI	**$102**	**$125**	**$138**	**$146**	**$511**	**$120**	**$135**	**$137**	**$133**	**$525**	**$137**	**$154**	**$161**
SBC	8	6	8	9	31	8	10	11	13	41	14	13	14
Segment Depreciation and Amortization	1	1	2	1	6	1	2	1	2	7	2	3	3
Adjusted EBITDA	**$111**	**$133**	**$148**	**$156**	**$548**	**$130**	**$146**	**$149**	**$148**	**$573**	**$153**	**$171**	**$178**
Disaggregation of Total Revenues													
Sales	-	-	-	-	-	-	-	-	-	-	-	-	-
Royalties	124	145	164	166	599	156	161	170	168	655	173	192	199
Property Revenues	1	1	1	-	4	1	1	1	1	2	1	-	-
Franchise Fees and Other Revenue	9	10	9	17	45	10	10	12	10	42	14	10	11
Advertising Revenues and Other Services	8	11	11	12	41	11	12	13	15	51	16	16	18
Total Revenues	**$142**	**$166**	**$184**	**$195**	**$688**	**$178**	**$183**	**$195**	**$194**	**$750**	**$203**	**$219**	**$228**
Average Exchange Rate (EUR)	*1.2056*	*1.2053*	*1.1786*	*1.1438*	*1.1833*	*1.1226*	*1.0649*	*1.0068*	*1.0215*	*1.0539*	*1.0731*	*1.0891*	*1.0879*
% Change YoY	-	-	-	-	-	*(6.9%)*	*(11.7%)*	*(14.6%)*	*(10.7%)*	*(10.9%)*	*(4.4%)*	*2.3%*	*8.1%*

Note: INTL excludes results from the U.S. and Canada in all periods. Results include BK Russia from 1/1/21 to 12/31/21. Beginning 1/1/22, INTL results exclude BK Russia, with the exception of 2 months of royalties in the first quarter of 2022. INTL excludes FHS Puerto Rico from 1/1/22 to 12/31/22. FHS Puerto Rico was reclassified to INTL on 1/1/23. Amounts may not recalculate due to rounding.

Page 9

Supplemental Operational Information
Home Market and International Results by Brand

	3 Months Ending				Year-End	3 Months Ending				Year-End	3 Months Ending		
	3/31/21	6/30/21	9/30/21	12/31/21	12/31/21	3/31/22	6/30/22	9/30/22	12/31/22	12/31/22	3/31/23	6/30/23	9/30/23
System-wide Sales Growth													
TH - Canada	(7.3%)	29.8%	9.8%	12.4%	10.5%	11.7%	16.7%	12.1%	11.2%	12.9%	16.6%	12.8%	8.5%
BK - US	4.7%	13.2%	(2.4%)	1.1%	3.9%	0.2%	(0.3%)	4.4%	5.3%	2.4%	8.1%	7.9%	6.0%
PLK - US	5.7%	5.1%	1.3%	4.3%	4.1%	0.6%	6.0%	7.7%	6.1%	5.1%	9.1%	9.4%	11.0%
FHS - US	25.6%	36.8%	18.5%	17.7%	24.3%	6.7%	1.6%	3.3%	4.0%	3.9%	7.4%	4.8%	6.6%
International:													
TH	48.1%	225.5%	85.9%	91.8%	96.6%	83.0%	54.7%	66.5%	44.6%	60.2%	44.3%	67.5%	34.1%
BK	(0.9%)	69.6%	25.9%	28.5%	27.4%	32.2%	26.5%	21.7%	16.0%	23.6%	19.1%	18.5%	13.2%
PLK	11.7%	129.5%	52.2%	41.0%	48.6%	46.9%	60.5%	67.1%	66.3%	60.8%	66.7%	66.4%	60.2%
FHS	-	-	-	-	-	-	-	-	-	-	8.9%	3.1%	16.6%
System-wide Sales (in US$ millions)													
TH - Canada	$1,165	$1,399	$1,521	$1,471	$5,556	$1,301	$1,568	$1,645	$1,518	$6,032	$1,420	$1,683	$1,737
BK - US	2,369	2,618	2,530	2,516	10,033	2,375	2,611	2,641	2,651	10,278	2,568	2,816	2,800
PLK - US	1,182	1,209	1,194	1,190	4,775	1,184	1,275	1,280	1,262	5,001	1,292	1,395	1,421
FHS - US	244	274	266	260	1,044	260	278	276	288	1,102	276	289	290
International:													
TH	$54	$62	$75	$92	$283	$99	$92	$117	$124	$431	$136	$152	$159
BK	2,710	3,149	3,564	3,551	12,975	3,166	3,400	3,582	3,507	13,656	3,557	3,952	4,125
PLK	95	100	116	122	433	124	144	163	182	613	193	226	244
FHS	-	-	-	-	-	-	-	-	-	-	3	4	4
Comparable Sales													
TH - Canada	(3.3%)	27.4%	9.5%	11.3%	10.8%	10.1%	14.2%	11.1%	11.0%	11.6%	15.5%	12.5%	8.1%
BK - US	6.6%	13.0%	(1.6%)	1.8%	4.7%	(0.5%)	0.4%	4.0%	5.0%	2.2%	8.7%	8.3%	6.6%
PLK - US	0.9%	(2.5%)	(4.5%)	(1.8%)	(2.0%)	(4.6%)	(0.1%)	1.3%	1.5%	(0.5%)	3.4%	4.2%	5.6%
FHS - US	23.9%	31.3%	15.2%	15.2%	21.0%	4.5%	(1.2%)	0.3%	1.0%	1.1%	6.7%	2.6%	3.9%
International:													
TH	3.0%	33.3%	8.5%	9.9%	11.1%	4.4%	4.8%	1.9%	(4.3%)	0.9%	(3.0%)	3.3%	(4.5%)
BK	(5.1%)	25.4%	16.7%	20.0%	13.9%	20.3%	17.2%	14.7%	10.2%	15.3%	12.5%	11.7%	7.6%
PLK	2.0%	48.9%	39.7%	27.8%	27.3%	23.3%	28.7%	31.6%	29.2%	28.4%	29.8%	27.4%	21.0%
FHS	-	-	-	-	-	-	-	-	-	-	1.1%	(2.7%)	(1.8%)

Note: INTL results exclude U.S. for TH and Canada for BK, PLK and FHS. BK INTL includes Russia from 1/1/21 to 12/31/21. FHS INTL excludes Puerto Rico from 1/1/21 to 12/31/22. Restaurants in Puerto Rico were reclassified to International beginning January 1, 2023. FHS figures from 1/1/21 through 12/14/21 are shown for informational purposes only.

Page 10

Supplemental Operational Information
Home Market and International Results by Brand (Continued)

	3 Months Ending				Year-End	3 Months Ending				Year-End	3 Months Ending		
	3/31/21	6/30/21	9/30/21	12/31/21	12/31/21	3/31/22	6/30/22	9/30/22	12/31/22	12/31/22	3/31/23	6/30/23	9/30/23
Net Restaurant Growth													
TH - Canada	(1.7%)	(1.5%)	(1.0%)	0.3%	0.3%	(0.2%)	(0.5%)	(1.0%)	(1.3%)	(1.3%)	(1.2%)	(1.0%)	(0.6%)
BK - US	(2.8%)	(2.2%)	(1.7%)	0.3%	0.3%	(0.1%)	(0.5%)	(0.4%)	(0.9%)	(0.9%)	(1.7%)	(2.2%)	(2.8%)
PLK - US	5.6%	5.8%	5.6%	5.6%	5.6%	5.7%	6.0%	6.1%	6.1%	6.1%	5.9%	5.1%	5.0%
FHS - US	1.0%	1.6%	1.0%	1.0%	1.0%	1.0%	1.9%	2.2%	2.0%	2.0%	1.6%	1.2%	1.8%
International:													
TH	49.3%	64.7%	74.0%	79.6%	79.6%	77.3%	60.1%	52.2%	50.1%	50.1%	44.0%	42.5%	35.6%
BK	0.4%	1.5%	3.2%	5.1%	5.1%	4.8%	4.8%	4.3%	5.3%	5.3%	5.1%	5.2%	5.6%
PLK	(1.3%)	1.3%	2.2%	11.8%	11.8%	13.9%	15.4%	18.0%	27.0%	27.0%	30.6%	33.0%	36.3%
FHS	-	-	-	-	-	-	-	-	-	-	7.7%	15.4%	15.4%
System Restaurant Count at Period End													
TH - Canada	3,935	3,938	3,940	3,949	3,949	3,928	3,917	3,899	3,896	3,896	3,882	3,878	3,874
BK - US	7,097	7,095	7,093	7,105	7,105	7,088	7,058	7,062	7,042	7,042	6,964	6,900	6,864
PLK - US	2,633	2,667	2,693	2,754	2,754	2,784	2,827	2,858	2,921	2,921	2,947	2,972	3,000
FHS - US	1,157	1,159	1,155	1,164	1,164	1,169	1,181	1,180	1,187	1,187	1,174	1,182	1,188
International:													
TH	436	509	581	720	720	773	815	884	1,081	1,081	1,113	1,161	1,199
BK	11,288	11,371	11,516	11,814	11,814	11,031	11,103	11,180	11,580	11,580	11,594	11,677	11,811
PLK	617	635	649	674	674	703	733	766	856	856	918	975	1,044
FHS	-	-	-	-	-	-	-	-	-	-	14	15	15

Note: INTL results exclude U.S. for TH and Canada for BK, PLK and FHS. BK INTL includes Russia from 1/1/21 to 12/31/21. FHS INTL excludes Puerto Rico from 1/1/21 to 12/31/22. Restaurants in Puerto Rico were reclassified to International beginning January 1, 2023. FHS figures from 1/1/21 through 12/14/21 are shown for informational purposes only.

Page 11

Reconciliation of Income from Operations to AOI, Net Income to Adjusted EBITDA and Segment G&A to G&A

$ in millions (nominal)

	3 Months Ending				Year-End	3 Months Ending				Year-End	3 Months Ending		
	3/31/21	6/30/21	9/30/21	12/31/21	12/31/21	3/31/22	6/30/22	9/30/22	12/31/22	12/31/22	3/31/23	6/30/23	9/30/23
Income from Operations	$442	$488	$533	$416	$1,879	$450	$541	$561	$346	$1,898	$447	$554	$582
Franchise Agreement Amortization	8	8	8	8	32	8	8	8	8	32	8	8	7
FHS Transaction Costs	-	-	-	18	18	1	4	3	16	24	19	-	-
Corporate Restructuring and Advisory Fees	1	3	4	8	16	3	6	12	25	46	5	7	5
Impact of Equity Method Investments	4	7	11	3	25	16	12	13	18	59	9	15	5
Other Operating Expenses (Income), net	(42)	8	(16)	57	7	(16)	(25)	(27)	93	25	17	(7)	10
AOI	$413	$514	$540	$510	$1,977	$462	$546	$570	$506	$2,084	$505	$577	$609
AOI													
Tim Hortons	$171	$216	$242	$216	$845	$193	$237	$269	$226	$925	$212	$246	$269
Burger King	90	121	110	100	421	94	112	103	87	396	96	110	111
Popeyes	50	52	50	46	198	47	54	52	52	205	51	56	58
Firehouse	-	-	-	2	2	8	8	9	8	33	9	11	10
International	102	125	138	146	511	120	135	137	133	525	137	154	161
Consolidated	$413	$514	$540	$510	$1,977	$462	$546	$570	$506	$2,084	$505	$577	$609
Segment G&A	$103	$105	$111	$131	$450	$129	$136	$141	$155	$561	$151	$156	$164
FHS Transaction Costs	-	-	-	18	18	1	4	3	16	24	19	-	-
Corporate Restructuring and Advisory Fees	1	3	4	8	16	3	6	12	25	46	5	7	5
General and Administrative Expenses	$104	$108	$115	$157	$484	$133	$146	$156	$196	$631	$175	$163	$169
Net Income	$271	$391	$329	$262	$1,253	$270	$346	$530	$336	$1,482	$277	$351	$364
Income Tax (Benefit) Expense	47	(29)	65	27	110	53	66	(102)	(134)	(117)	28	58	59
Loss on Early Extinguishment of Debt	-	-	11	-	11	-	-	-	-	-	-	-	16
Interest Expense, net	124	126	128	127	505	127	129	133	144	533	142	145	143
Income from Operations	$442	$488	$533	$416	$1,879	$450	$541	$561	$346	$1,898	$447	$554	$582
Franchise Agreement Amortization ("FAA")	8	8	8	8	32	8	8	8	8	32	8	8	7
FHS Transaction Costs	-	-	-	18	18	1	4	3	16	24	19	-	-
Corporate Restructuring and Advisory Fees	1	3	4	8	16	3	6	12	25	46	5	7	5
Impact of Equity Method Investments	4	7	11	3	25	16	12	13	18	59	9	15	5
Other Operating Expenses (Income), net	(42)	8	(16)	57	7	(16)	(25)	(27)	93	25	17	(7)	10
Depreciation and Amortization, Excluding FAA	41	43	42	43	169	41	40	38	39	158	38	41	40
SBC	26	20	25	31	102	27	32	34	43	136	45	47	49
Adjusted EBITDA	$480	$577	$607	$584	$2,248	$530	$618	$642	$588	$2,378	$588	$665	$698

Note: No change to previously reported Adjusted EBITDA results. Amounts may not recalculate due to rounding.

Page 12

Reconcilation of Net Income to Adjusted Net Income and Adjusted Diluted EPS

$ in millions except per share data

	3 Months Ending				Year-End	3 Months Ending				Year-End	3 Months Ending		
	3/31/21	6/30/21	9/30/21	12/31/21	12/31/21	3/31/22	6/30/22	9/30/22	12/31/22	12/31/22	3/31/23	6/30/23	9/30/23
Net Income	$271	$391	$329	$262	$1,253	$270	$346	$530	$336	$1,482	$277	$351	$364
Income Tax (Benefit) Expense	47	(29)	65	27	110	53	66	(102)	(134)	(117)	28	58	59
Income Before Income Taxes	$318	$362	$394	$289	$1,363	$323	$412	$428	$202	$1,365	$305	$409	$423
Adjustments:													
Franchise Agreement Amortization	$8	$8	$8	$8	$32	$8	$8	$8	$8	$32	$8	$8	$7
Amortization of Deferred Financing Costs and Debt Issuance Discount	7	6	7	7	27	7	7	7	7	28	7	7	7
Interest Expense and Loss on Extinguished Debt	8	7	24	20	59	16	16	16	16	64	12	13	28
FHS Transaction Costs	-	-	-	18	18	1	4	3	16	24	19	-	-
Corporate Restructuring and Advisory Fees	1	3	4	8	16	3	6	12	25	46	5	7	5
Impact of Equity Method Investments	4	7	11	3	25	16	12	13	18	59	9	15	5
Other Operating Expenses (Income), net	(42)	8	(16)	57	7	(16)	(25)	(27)	93	25	17	(7)	10
Total Adjustments	($14)	$39	$38	$121	$184	$35	$28	$32	$183	$278	$77	$43	$62
Adjusted Income Before Income Taxes	$304	$401	$432	$410	$1,547	$358	$440	$460	$385	$1,643	$382	$452	$485
Adjusted Income Tax Expense	47	43	79	70	239	63	67	24	59	213	42	65	72
Adjusted Net Income	$257	$358	$353	$340	$1,308	$295	$373	$436	$326	$1,430	$340	$387	$413
Adjusted Diluted Earnings per Share	$0.55	$0.77	$0.76	$0.74	$2.82	$0.64	$0.82	$0.96	$0.72	$3.14	$0.75	$0.85	$0.90
Weighted Average Diluted Shares Outstanding	465	466	465	462	464	458	455	454	455	455	456	458	459

Note: No change to previously reported results.

Page 13

Net Leverage, Reconciliation of Free Cash Flow and Net Interest Paid

$ in millions

Balance Sheet and Leverage	As of 3/31/21	6/30/21	9/30/21	12/31/21	Year-End 12/31/21	As of 3/31/22	6/30/22	9/30/22	12/31/22	Year-End 12/31/22	As of 3/31/23	6/30/23	9/30/23
Net Leverage													
Long-Term Debt, net of Current Portion	$12,386	$12,375	$12,379	$12,916	$12,916	$12,903	$12,881	$12,853	$12,839	$12,839	$12,821	$12,801	$12,862
Finance Leases, net of Current Portion	318	326	328	333	333	337	326	310	311	311	310	315	305
Current Portion of Long-Term Debt and Finance Leases	112	113	113	96	96	105	112	117	127	127	128	132	87
Unamortized Deferred Financing Costs and Deferred Issue Discount	148	142	138	138	138	131	125	118	111	111	105	98	128
Total Debt	**$12,964**	**$12,956**	**$12,958**	**$13,483**	**$13,483**	**$13,476**	**$13,444**	**$13,398**	**$13,388**	**$13,388**	**$13,364**	**$13,346**	**$13,382**
Cash and Cash Equivalents	1,563	1,762	1,773	1,087	1,087	895	838	946	1,178	1,178	1,033	1,213	1,310
Net Debt	**$11,401**	**$11,194**	**$11,185**	**$12,396**	**$12,396**	**$12,581**	**$12,606**	**$12,452**	**$12,210**	**$12,210**	**$12,331**	**$12,133**	**$12,072**
LTM Adjusted EBITDA	1,900	2,119	2,165	2,248	2,248	2,298	2,339	2,374	2,378	2,378	2,436	2,483	2,539
Adjusted EBITDA Net Leverage	6.0x	5.3x	5.2x	5.5x	5.5x	5.5x	5.4x	5.2x	5.1x	5.1x	5.1x	4.9x	4.8x

Free Cash Flow and Net Interest Paid	3 Months Ending 3/31/21	6/30/21	9/30/21	12/31/21	Year-End 12/31/21	3 Months Ending 3/31/22	6/30/22	9/30/22	12/31/22	Year-End 12/31/22	3 Months Ending 3/31/23	6/30/23	9/30/23
Free Cash Flow													
Net Cash Provided by Operating Activities	$266	$479	$510	$471	$1,726	$234	$435	$398	$423	$1,490	$95	$392	$433
Payments for Property and Equipment	(15)	(31)	(24)	(36)	(106)	(10)	(18)	(24)	(48)	(100)	(18)	(30)	(25)
Free Cash Flow	**$251**	**$448**	**$486**	**$435**	**$1,620**	**$224**	**$417**	**$374**	**$375**	**$1,390**	**$77**	**$362**	**$408**
Net Interest Paid													
Interest Paid	$72	126	$83	$123	$404	$75	134	$109	$169	$487	$163	$217	$164
Proceeds (Payments) from Derivatives, net within Investing Activities	4	2	3	3	12	3	5	10	45	63	11	12	12
Proceeds (Payments) from Derivatives, net within Financing Activities	(16)	(16)	(13)	(6)	(51)	(6)	-	14	26	34	29	34	37
Interest Income	1	-	1	1	3	-	1	2	4	7	7	9	13
Net Interest Paid	**$83**	**$140**	**$92**	**$125**	**$440**	**$78**	**$128**	**$83**	**$94**	**$383**	**$116**	**$162**	**$102**

Note: No change to previously reported results.

Page 14

Reconciliation of Organic Revenue and Adjusted EBITDA Growth

$ in millions

	3 Months Ending				Year-End	3 Months Ending				Year-End	3 Months Ending		
	3/31/21	6/30/21	9/30/21	12/31/21	12/31/21	3/31/22	6/30/22	9/30/22	12/31/22	12/31/22	3/31/23	6/30/23	9/30/23
Organic Revenue Growth													
Total Revenues Current Year Period	$1,260	$1,438	$1,495	$1,546	$5,739	$1,451	$1,639	$1,726	$1,689	$6,505	$1,590	$1,775	$1,837
- Total Revenues Prior Year Period	1,225	1,048	1,337	1,358	4,968	1,260	1,438	1,495	1,546	5,739	1,451	1,639	1,726
= $ Variance (Nominal)	**$35**	**$390**	**$158**	**$188**	**$771**	**$191**	**$201**	**$231**	**$143**	**$766**	**$139**	**$136**	**$111**
- FHS Impact	-	-	-	5	5	31	33	38	31	133	-	-	-
- Impact of FX Movements	42	72	41	21	176	(8)	(42)	(48)	(76)	(174)	(56)	(44)	(19)
= Organic Growth $	**($7)**	**$318**	**$117**	**$162**	**$590**	**$168**	**$210**	**$241**	**$188**	**$807**	**$195**	**$180**	**$130**
Organic Revenue Growth %	(0.5%)	28.3%	8.5%	11.8%	11.5%	13.5%	15.1%	16.5%	12.8%	14.5%	13.9%	11.4%	7.6%
Organic Adjusted EBITDA Growth													
Total Adjusted EBITDA Current Year Period	$480	$577	$607	$584	$2,248	$530	$618	$642	$588	$2,378	$588	$665	$698
- Total Adjusted EBITDA Prior Year Period	444	358	561	501	1,864	480	577	607	584	2,248	530	618	642
= $ Variance (Nominal)	**$36**	**$219**	**$46**	**$83**	**$384**	**$50**	**$41**	**$35**	**$4**	**$130**	**$58**	**$47**	**$56**
- FHS Impact	-	-	-	2	2	14	13	13	14	54	-	-	-
- Impact of FX Movements	13	22	15	5	55	(7)	(21)	(26)	(31)	(85)	(21)	(15)	(4)
= Organic Growth $	**$23**	**$197**	**$31**	**$76**	**$327**	**$43**	**$49**	**$48**	**$21**	**$161**	**$79**	**$62**	**$60**
Organic Adjusted EBITDA Growth %	5.2%	51.8%	5.1%	15.3%	17.1%	9.2%	8.7%	8.3%	4.0%	7.5%	15.6%	10.3%	9.3%

Note: No change to previously reported results. Percentage changes may not recalculate due to rounding.

Page 15

Non-GAAP Financial Measure Definition Adjusted Operating Income ("AOI") EBITDA Adjusted EBITDA LTM Adjusted EBITDA Adjusted Net Income Adjusted Diluted EPS Free Cash Flow Net Interest Paid Net income excluding (i) franchise agreement amortization as a result of acquisition accounting, (ii) amortization of deferred financing costs and debt issuance discount, (iii) loss on early extinguishment of debt and interest expense, which represents non-cash interest expense related to losses reclassified from accumulated comprehensive income (loss) into interest expense in connection with interest rate swaps de-designated in May 2015, November 2019 and September 2021, (iv) (income) loss from equity method investments, net of cash distributions received from equity method investments, (v) other operating expenses (income), net, and (vi) income or expense from non-recurring projects and non-operating activities (as described above). Calculated by dividing Adjusted Net Income by the weighted average diluted shares outstanding of RBI during the reporting period. Adjusted Net Income and Adjusted Diluted EPS are used by management to evaluate the operating performance of the business, excluding certain non-cash and other specifically Total of Net cash provided by operating activities minus Payments for property and equipment. Free Cash Flow is a liquidity measure used by management as one factor in determining the amount of cash that is available for working capital needs or other uses of cash, however, it does not represent residual cash flows available for discretionary expenditures. LTM Free Cash Flow is defined as Free Cash Flow for the last twelve-month period to the date reported Total of cash interest paid in the period, cash proceeds (payments) related to derivatives, net from both investing activities and financing activities and cash interest income received. This liquidity measure is used by management to understand the net effect of interest paid, received and related hedging payments and receipts Non-GAAP Financial Measure Definitions method investments, net of cash distributions received from equity method investments, (iii) other operating expenses (income), net and, (iv) income/expenses from non-recurring projects and non-operating activities. For the periods referenced in the following financial results, income/expenses from non-recurring projects and non-operating activities included (i) non-recurring fees and expense incurred in connection with the Firehouse Acquisition consisting of consulting services associated with certain transformational corporate restructuring initiatives that rationalize our structure and optimize cash movements as types of expenses are either not related to our underlying profitability drivers or not likely to re-occur in the foreseeable future and the varied timing, size and nature of these projects may cause volatility in our results unrelated to the performance of our core business that does not reflect trends of our core operations. AOI is used by management to measure operating performance of the business, excluding these other specifically identified items that segment income for each of our five operating segments. Earnings (net income or loss) before interest expense, net, (gain) loss on early extinguishment of debt, income tax (benefit) expense, and depreciation and amortization and is used by management to measure operating performance of the business. EBITDA excluding (i) the non-cash impact of share-based compensation and non-cash incentive compensation expense, (ii) (income) loss from equity method investments, net of cash distributions received from equity method investments, (iii) other operating expenses (income), net, and (iv) income or expense from non-recurring projects and non-operating activities (as described above). Adjusted EBITDA for the last twelve-month period to the date reported. Page 16